UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

        DATE OF REPORT (Date of earliest event reported): August 1, 2007

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

     (a) On July 24, 2007, the Board of Directors of First Merchants Corporation (the "Corporation") approved the establishment of the 2007 Directors' Deferred Compensation Plan (the "Plan") for the purpose of permitting the non-employee directors of the Corporation and the non-employee directors of certain affiliates of the Corporation to elect to defer until a future date all or a portion of the fees payable to them for their services as board members. Effective as of August 1, 2007, the definitive Plan document was finalized and executed by the Corporation. A copy of the Plan is attached hereto as Exhibit 10.1.

The Plan provides that participating non-employee directors may choose to defer receipt until future periods of the fees payable to them based on their service as directors. The Plan outlines several criteria for how deferral elections are to be made, the parameters for how long receipt can be deferred, and the occurrences that will accelerate payment of the deferred fees. Upon payment of the fees under the Plan, the director will receive the deferred amount plus interest at a variable rate equal to the greater of: (i) the Fed Funds Rate or
(ii) the Five-Year Treasury Interest Rate, but in no event shall the interest rate exceed 120 percent of the Applicable Long Term Federal Rate for monthly compounding.

The Corporation also intends to establish a "rabbi trust" in connection with the Plan and to make contributions to the trust to provide itself with a source of funds to assist it in meeting its liabilities under the Plan. However, the Corporation's obligations under the Plan will remain an unsecured, unfunded promise to pay benefits to the participants in accordance with the Plan's provisions.

Item 9.01.        Financial Statements and Exhibits.

     (d) (10.1) 2007 Directors' Deferred Compensation Plan, dated as of August 1, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  August 15, 2007

                                      FIRST MERCHANTS CORPORATION

                                      By: /s/Mark K. Hardwick
                                         -------------------------------
                                            Mark K. Hardwick,
                                            Executive Vice President and
                                            Chief Financial Officer

                                 EXHIBIT INDEX

10.1  2007 Directors' Deferred Compensation Plan, dated as of August 1, 2007

                                  Exhibit 10.1

                           FIRST MERCHANTS CORPORATION

                   2007 DIRECTORS' DEFERRED COMPENSATION PLAN

                        (Effective as of August 1, 2007)





                                Krieg DeVault LLP
                         One Indiana Square, Suite 2800
                           Indianapolis, IN 46204-2079
                              www.kriegdevault.com

                                   ADOPTION OF
                          FIRST MERCHANTS CORPORATION
                   2007 DIRECTORS' DEFERRED COMPENSATION PLAN


         Pursuant to resolutions adopted by the Board of Directors of First Merchants Corporation (the "Company"), the undersigned officers of the Company hereby adopt the First Merchants Corporation 2007 Directors' Deferred Compensation Plan, effective as of August 1, 2007, on behalf of the Company, in the form attached hereto.

         Dated this 24th  day of July, 2007.



                           FIRST MERCHANTS CORPORATION



                                By: /s/Michael C. Rechin
                                    --------------------------------
                                    Michael C. Rechin, President and
                                    Chief Executive Officer


ATTEST:
/s/Mark K. Hardwick
-------------------------------------
Mark K. Hardwick, Executive Vice President and
Chief Financial Officer

                           FIRST MERCHANTS CORPORATION
                   2007 DIRECTORS' DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

                                                                                                               PAGE

ARTICLE I INTRODUCTION............................................................................................1

         Section 1.1           Purpose............................................................................1
         Section 1.2           Effective Date; Plan Year..........................................................1
         Section 1.3           Administration.....................................................................1
         Section 1.4           Affiliates.........................................................................1
         Section 1.5           Supplements........................................................................1
         Section 1.6           Definitions........................................................................1

ARTICLE II ELIGIBILITY AND PARTICIPATION..........................................................................2

         Section 2.1           Eligibility........................................................................2
         Section 2.2           Deferral Election Form.............................................................2

ARTICLE III CONTRIBUTIONS AND ALLOCATIONS.........................................................................2

         Section 3.1           Participant Deferral Contributions.................................................2
         Section 3.2           Deferral Elections.................................................................2
         Section 3.3           Plan Account.......................................................................4
         Section 3.4           Investment Credits.................................................................4
         Section 3.5           Account Allocations................................................................4

ARTICLE IV BENEFIT PAYMENTS.......................................................................................5

         Section 4.1           Time of Payment of Benefits........................................................5
         Section 4.2           Method of Payment..................................................................5
         Section 4.3           Method of Payment Elections........................................................5
         Section 4.4           Vesting............................................................................6
         Section 4.5           Change in Control..................................................................6
         Section 4.6           Unforeseeable Emergency............................................................7
         Section 4.7           Acceleration of Time of Payment....................................................8

ARTICLE V PLAN ADMINISTRATION....................................................................................10

         Section 5.1           Appointment of the Committee......................................................10
         Section 5.2           Powers and Responsibilities of the Committee......................................10
         Section 5.3           Liabilities.......................................................................10

ARTICLE VI BENEFIT CLAIMS........................................................................................11


ARTICLE VII FUNDING AND TRANSFERS................................................................................11

         Section 7.1           Unfunded Status...................................................................11
         Section 7.2           Trust.............................................................................11

ARTICLE VIII AMENDMENT AND TERMINATION OF THE PLAN...............................................................11

         Section 8.1           Amendment of the Plan.............................................................11
         Section 8.2           Termination of the Plan...........................................................11

ARTICLE IX PARTICIPATION BY AFFILIATES...........................................................................11

         Section 9.1           Affiliate Participation...........................................................11
         Section 9.2           Company Action Binding on Other Employers.........................................12

ARTICLE X MISCELLANEOUS..........................................................................................12

         Section 10.1          Governing Law.....................................................................12
         Section 10.2          Headings and Gender...............................................................12
         Section 10.3          Withholding of Taxes..............................................................12
         Section 10.4          Spendthrift Clause................................................................12
         Section 10.5          Counterparts......................................................................12
         Section 10.6          No Enlargement of Rights..........................................................12
         Section 10.7          Limitations on Liability..........................................................12
         Section 10.8          Incapacity of Participant or Beneficiary..........................................12
         Section 10.9          Evidence..........................................................................13
         Section 10.10         Action by Company.................................................................13
         Section 10.11         Severability......................................................................13
         Section 10.12         Information to be Furnished by a Participant......................................13
         Section 10.13         Binding on Successors.............................................................13

                                    ARTICLE I

                                  INTRODUCTION

     Section 1.1 Purpose. The purpose of the First Merchants Corporation 2007 Directors' Deferred Compensation Plan (the "Plan") is to permit non-employee members of the Board of Directors (the "Board") of First Merchants Corporation (the "Company") and non-employee members of the board of directors of Affiliates who adopt the Plan with the Company's consent in accordance with Section 9.1, to elect to defer all or a portion of the fees payable to them for their services as board members. It is the intention of the Company and Affiliates that the Plan constitute a deferred compensation arrangement that complies with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code").
Consequently, the Plan will be administered and its provisions interpreted consistently with that intention.

     Section 1.2 Effective Date; Plan Year. The "Effective Date" of the Plan is August 1, 2007. The "Plan Year" is the 12-month period beginning on each January 1 and ending on the next following December 31.

     Section 1.3 Administration. The Plan will be administered by the Compensation Committee of the Board (the "Committee"). The Committee, from time to time, may adopt any rules and procedures it deems necessary or desirable for the proper and efficient administration of the Plan that are consistent with the terms of the Plan. The Committee may also delegate day-to-day administration to individual employees of First Merchants Bank. Any notice or document required to be given or filed with the Committee will be properly given or filed if delivered to or mailed, by registered mail, postage paid, to the Compensation
Committee of the Board of Directors, First Merchants Corporation, 200 East Jackson, Muncie, Indiana 47308, Attention: Human Resource Department.

     Section 1.4 Affiliates. Any corporation or trade or business whose employees are treated as being employed by the Company under Code Sections 414(b), 414(c), 414(m) or 414(o) (an "Affiliate") may adopt the Plan with the Company's consent in accordance with Section 9.1.

     Section 1.5 Supplements. The provisions of the Plan may be modified by supplements to the Plan. The terms and provisions of each supplement are a part of the Plan and supersede any other provisions of the Plan to the extent necessary to eliminate any inconsistencies between the supplement and any other Plan provisions.

     Section 1.6 Definitions. The following terms are defined in the Plan in the following Sections:

                   Term                                                         Plan Section

                   Acceleration Event........................................   4.7
                   Account...................................................   3.3
                   Affiliate.................................................   1.4
                   Board.....................................................   1.1
                   Change in Control.........................................   4.5
                   Code......................................................   1.1
                   Committee.................................................   1.3
                   Company...................................................   1.1
                   Director..................................................   2.1
                   Effective Date............................................   1.2
                   ERISA.....................................................   7.2
                   Fees......................................................   3.1
                   Participant...............................................   2.2
                   Participant Deferral Contribution.........................   3.1
                   Plan......................................................   1.1
                   Plan Year.................................................   1.2
                   Separation from Service...................................   4.1(b)
                   Total and Permanent Disability............................   3.2(e)(ii)
                   Trust.....................................................   7.2
                   Unforeseeable Emergency...................................   3.2(e)(i)

                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION

     Section 2.1 Eligibility. Any duly elected and serving non-employee member of the Board or board of directors of an Affiliate that has adopted the Plan under Article IX ("Director") is eligible to become a Participant in the Plan as of the later of the Effective Date or the date the individual becomes a Director.

     Section 2.2 Deferral Election Form. A Director will become a "Participant" by completing a deferral election form pursuant to Article III. A Participant will cease to be an active Participant effective as of the earlier of the date the Plan is terminated or the date the Participant is no longer serving as a Director, so that he or she will not be entitled to make deferrals under Article III on or after that date.

                                   ARTICLE III

                          CONTRIBUTIONS AND ALLOCATIONS

     Section 3.1 Participant Deferral Contributions. Subject to the terms and limitations of this Article III, a Participant may elect, pursuant to Section 3.2, to have all or a portion of his Fees payable in any Plan Year withheld by the Company and credited as a "Participant Deferral Contribution" under the Plan. The term "contribution" is used for ease of reference; however, contributions are merely credits to each Participant's Account, which is a bookkeeping account. The term "Fees," for purposes of the Plan, means the fees payable by the Company or an Affiliate to the Participant for the Participant's services as a Director, including retainer fees for attendance at regularly scheduled meetings, special meetings called from time to time, and fees for attendance at any and all meetings of committees of the applicable board of directors.

     Section 3.2 Deferral Elections. Participant Deferral Contributions will be withheld from a Participant's Fees in accordance with the following terms and conditions.

(a) Requirement for Deferral Elections. As a condition to the Company's or an Affiliate's obligation to withhold and the Committee's obligation to credit Participant Deferral Contributions for the benefit of a Participant pursuant to Section 3.1, the Participant must complete and file a deferral election form with the Committee (in a format prescribed by the Committee).

(b) Timing of Execution and Delivery of Elections. To be effective to defer any portion of a Participant's Fees, a deferral election form must be filed with the Committee on or prior to the last day of the calendar year preceding the initial Plan Year in which the services giving rise to the Fees are performed. This Fee deferral election will remain effective for all future years unless the Participant files a new Fee deferral election, terminating or amending the Participant's Fee deferral election. For example, to defer Fees payable with respect to director services performed during the 2008 and subsequent Plan Years, an election must be filed on or before December 31, 2007. This deferral election will apply in the 2008 Plan Year and all subsequent Plan Years until terminated or amended with respect to a future Plan Year.

(c) Initial Eligibility. In the case of the first Plan Year in which an individual becomes eligible to participate, the deferral election form may be filed at any time within 30 days of the date the individual first becomes eligible to participate (rather than the date specified under subsection 3.2(b)). This initial election will only apply to Fees paid for services performed after the filing of the deferral election form. This special initial eligibility election rule will not apply if the Director is or has been a participant in a deferred compensation arrangement required to be aggregated with this Plan under the rules of Code Section 409A.

(d) Change of Deferral Elections. Subject to the provisions of subsection 3.2(e), as of December 31 of each year, a deferral election made for Fees payable in a subsequent Plan Year will remain in effect for the Plan Year and all future Plan Years, unless and until the election is revoked or a new election filed, effective solely for future Plan Years. The revocation or new election must be filed in accordance with the requirements of subsection 3.2(b). No deferral election may be changed for Fees payable for a Plan Year after the last day of the election period described in subsection 3.2(b). For example, any election in place for 2008 Fees may not be changed after December 31,2007, however, in December 2009 the Participant may submit a new deferral election that terminates or changes the amount of the deferral for the year 2010.

(e)  Cancellation of Elections.

     (i) Unforeseeable Emergency. The Committee, in its sole discretion, may cancel a Participant's election to defer Fees if the Committee determines the Participant has suffered an "Unforeseeable Emergency" or has taken a hardship distribution pursuant to Treasury Regulation 1.401(k)-1(d)(3) from a plan qualified under Code Section 401(k). The cancellation will apply to the period after the Committee's determination. The Participant must submit a signed statement of the facts causing the severe financial hardship and any other information required by the Committee, in its sole discretion. "Unforeseeable Emergency" means a severe financial hardship of the Participant resulting from an illness or accident of the Participant, the
          Participant's spouse, the Participant's beneficiary, or the Participant's dependent (as defined in Code Section 152(a), without regard to Code Sections 152(b)(1), (b)(2) and (d)(1)(B)); loss of the Participant's property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance, for example, not as a result of a natural disaster); imminent foreclosure of or eviction from the Participant's primary residence; the need to pay for medical expenses, including non-refundable deductibles, as well as for the costs of prescription drug medication; the need to pay for the funeral expenses of a spouse or a dependent (as defined in Code Section 152(a)) or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

     (ii) Total and Permanent Disability. The Committee in its sole discretion, may also cancel a Participant's election to defer fees if the Committee determines that the Participant has incurred a "Total and Permanent Disability." The determination of Total and Permanent Disability will be made by a physician approved by the Committee. Any cancellation will apply to the period after the Committee's determination. A "Total and Permanent Disability" is a medically determinable physical or mental impairment resulting in the Participant's inability to perform the duties of his or her position or any substantially similar position, where such impairment can be expected to result in death or can be expected to last for a continuous period of not less than six months.

     Section 3.3 Plan Account. The Committee will establish and maintain an "Account" under the Plan for each Participant and will increase and decrease a Participant's Account as provided in Section 3.5.

     Section 3.4 Investment Credits. A Participant's Account will be increased or decreased to reflect the increase or decrease in the value of the Account established for the Participant. The amount of interest credited will be determined by treating the Participant's Account as if such balance were invested in the greater of the Fed Funds Rate or the Five-Year Treasury Interest Rate determined as of the first business day of each quarter of the calendar year, but not to exceed 120 percent of the Applicable Long Term Federal rate for monthly compounding. In the event any Participant is entitled to a distribution of the Account under Article IV, the increase or decrease in the value of the Account will be allocated as of the last day of the quarter immediately preceding the quarter in which the payment to the Participant will be made.

     Section  3.5  Account  Allocations.   As  of  each  accounting  date,  each
Participant's Account will be:

      (i) Increased by the amount credited to the Account under Section 3.1 since the last accounting;

     (ii) Increased or decreased by the amount determined under Section 3.4 since the last accounting; and

    (iii) Decreased by any payment made under Article IV.

The accounting date under this Section will be any date determined by the Committee. However, the accounting required under this Section must be made, at a minimum, as of the last day of each Plan Year.

                                   ARTICLE IV

                                BENEFIT PAYMENTS

     Section  4.1  Time of Payment of  Benefits.  Except as provided in Sections
4.5 through 4.7, a Participant will receive or will begin to receive payment of his Account balance (as determined under Article III) within 90 days following the date specified for payment or the commencement of payment effectively elected by the Participant, as provided in subsection 4.1(a).

(a) Timing of Execution and Delivery of Election. A Participant may elect the date his Account balance will be paid or will begin to be paid by completing and filing with the Committee a payment election form approved by the Committee. To be effective, the election under this Section must be filed with the Committee no later than the later of: (i) the time the Participant first makes a deferral election under this Plan (or under any other plan required to be aggregated with this Plan pursuant to the requirements of Code Section 409A); or (ii) December 31, 2007. If no date is specified, payment will be made or commenced within 90 days following the Participant's Separation from Service.

(b) Separation from Service. "Separation from Service" means the date on which the Participant ceases to be a Director.


(c) Change of Payment Election. An election as to the date payment will be made or commenced may be changed by a Participant by filing a new payment election form with the Committee; provided, however, that: (i) the new election will not take effect until at least 12 months after the date the new election is filed, (ii) the single lump sum payment or the commencement of installment payments will be delayed for a period of not less than five years from the date the payment or first payment would otherwise have been made, and (iii) the new election is filed with the Committee at least 12 months prior to the date of the first scheduled payment under the Plan.

Section 4.2 Method of Payment. Except as provided in Sections 4.5 through 4.7, a Participant may elect, in accordance with Section 4.3, to have the balance of his or her Account distributed in cash in:

(a)  A single lump sum payment; or

(b)  Annual installment payments over a period of 2 to 10 years.

Section 4.3  Method of Payment Elections.

(a) Initial Election. A Participant may elect the manner in which his Account balance will be paid to him under Section 4.2 in accordance with the terms and conditions of this Section. To make an election, a Participant must file an election with the Committee (on a form or forms prescribed by the Committee). To be effective, the election under this Section must be filed with the Committee no later than the later of: (i) the time the Participant first makes a deferral election under the Plan; or (ii) December 31, 2007. If no election is made or if the election is not timely or properly made, distribution will be made in the form of a single lump sum payment.

(b) Change of Method of Payment Election. An election as to the manner of payment may not be changed after the payment has been made or payments have commenced. Prior to that time, a Participant may change his election by filing a new election form with the Committee; provided, however, that: (i) the new election will not take effect until at least 12 months after the date the new election is filed; (ii) the single lump sum payment or the commencement of installment payments with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been made; and (iii) the new election is filed at least 12 months prior to the date of the first scheduled payment under the Plan.

(c) Installments. If installment distributions are elected, the initial annual installment amount will be the Account balance otherwise payable in a single sum multiplied by a fraction, the numerator of which is one and the denominator of which is the total number of installment distributions. Subsequent annual installments will also be a fraction of the unpaid Account balance, the numerator of which is always one but the denominator of which is the denominator used in calculating the previous installment minus one. For example, if five annual installment payments are elected, the initial installment will be one-fifth of the vested single sum Account balance, the second installment will be one-fourth of the remaining Account balance and the third installment will be one-third of the remaining Account balance, and so on.

     Section 4.4 Vesting. A Participant will be fully "vested" in his Account balance at all times.

     Section 4.5 Change in Control. In the event a Change in Control occurs, the Participant's Account will be distributed no later than 90 days following such determination, in a single lump sum payment. A "Change in Control" means any of the following:

(a) A change in the ownership of the Company occurs on the date that any person, or group of persons, as defined below, acquires ownership of stock of the Company that, together with stock held by the person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any person or group is considered to own more than 50 percent of the total fair market value or total voting power of the stock, the acquisition of additional stock by the same person or group is not considered to cause a change in the ownership of the Company (or to cause a change in the effective control of the Company as defined in subsection 4.5(b)). An increase in the percentage of stock owned by any person or group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this subsection. This subsection only applies when there is a transfer of stock of the Company (or issuance of stock of a corporation) and stock in the Company remains outstanding after the transaction.

          For purposes of this subsection and subsection 4.5(b), persons will not be considered to be acting as a group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock or similar transaction, such shareholder is considered to be acting as a group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

(b) Change in the Effective Control. A change in the effective control of the Company will occur when: (i) any person or group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person(s), ownership of stock of the Company possessing 30 percent or more of the total voting power; or (ii) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors prior to the date of the appointment or election. However, if any person or group is considered to effectively control the Company, the acquisition of additional control of the Company by the same person(s) is not considered to cause a change in the effective control.

(c)  Change in the Ownership of a Substantial Portion of the Company's Assets.
     A change in the ownership of a substantial portion of the Company's assets occurs on the date that any person or group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such person(s), assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition(s). Gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

          However, there is no Change in Control under this subsection when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to: (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;
     (ii) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (iii) a person, or group of persons, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company or (iv) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in (iii). For purposes of this subsection, except as otherwise provided, a person's status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the Company has no ownership interest before the transaction, but which is a majority-owned subsidiary of the Company after the transaction, is not treated as a change in the ownership of the assets of the Company.

          For purposes of this subsection, persons will not be considered to be acting as a group solely because they purchase assets of the Company at the same time. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company. If a person, including an entity shareholder, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of assets, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only to the extent of the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

          Notwithstanding the foregoing, the acquisition of common stock of the Company by any retirement plan sponsored by the Company or an Affiliate will not constitute a Change in Control.

     Section 4.6 Unforeseeable Emergency. In the event the Committee determines in its sole discretion that a Participant has experienced an Unforeseeable Emergency, all or a portion of a Participant's Account may be distributed no later than 90 days following such determination, in a single lump sum payment. The Participant must submit a signed statement of the facts causing the severe financial hardship and any other information required by the Committee, in its sole discretion. Payment under this Section is subject to the following conditions:

(a) The emergency must not be able to be relieved through reimbursement or compensation from insurance or otherwise, by liquidation of the Participant's assets, to the extent liquidation of such assets would not cause severe financial hardship, or by cessation of deferrals under this Plan.

(b) The amount of the distribution must be limited to the amount reasonably necessary to satisfy the emergency need (which may include amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution) and must take into account any additional compensation available due to cancellation of a deferral election under subsection 3.2(e).

     Section 4.7 Acceleration of Time of Payment. Except as provided in Sections 4.5, 4.6 or this Section, the time or schedule of payment of a
Participant's Account provided in Sections 4.1 through 4.4 may not be accelerated. The time or schedule of payment of a Participant's Account may be accelerated in the following circumstances, each of which is an "Acceleration Event," to a time that is no later than 90 days following the Committee's determination that one of the Acceleration Events has occurred:

(a) Domestic Relations Order. The time or schedule of a payment from a Participant's Account may be accelerated to make a payment to an individual other than the Participant as may be necessary to fulfill a domestic relations order (as defined in Code Section 414(p)(1)(B)).

(b) Conflicts of Interest. The time or schedule of a payment from a Participant's Account may be accelerated to the extent reasonably necessary to avoid the violation of an applicable Federal, state, local or foreign ethics law or conflicts of interest law (including where such payment is reasonably necessary to permit the service provider to participate in activities in the normal course of his or her position in which the service provider would otherwise not be able to participate under an applicable rule). A payment is reasonably necessary to avoid the violation of Federal, state, local or foreign ethics laws or conflicts of interest law if the payment is a necessary part of a course of action that results in compliance with a Federal, state, local or foreign ethics law or conflicts of interest law that would be violated absent such course of action, regardless of whether other actions would also result in compliance with the Federal, state, local or foreign ethics law or conflicts of interest law.

(c) Income Inclusion Under Code Section 409A. The time or schedule of a payment from a Participant's Account may be accelerated to pay the income tax, interest and penalties imposed if the Plan fails to meet the requirements of Code Section 409A and related regulations; provided, however, such payment will not exceed the amount required to be included in income as a result of the failure to comply with the requirements of Code
     Section 409A and related regulations.

(d) Plan Termination. The time or schedule of payment or commencement of payments from a Participant's Account may be accelerated when the Plan is terminated in accordance with one of the following:

     (i) The Company terminates the Plan within 12 months of a corporate dissolution taxed under Code Section 331, or with the approval of a bankruptcy court pursuant to 11 U.S.C. ss.503(b)(1)(A), provided that the amounts deferred under the Plan are included in the Participants' gross incomes in the latest of the following years (or, if earlier, the taxable year in which the amount is constructively received).

          (A) The calendar year in which the Plan termination and liquidation occurs;

          (B) The first calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or

          (C) The first calendar year in which the payment is administratively practicable.

     (ii) The Company's irrevocable action to terminate and liquidate the Plan within the 30 days preceding or the 12 months following a change in control as defined in Treasury Regulation 1.409A-3(i)(5). For purposes of this subsection 4.7(e)(ii), the Plan may be terminated only if all agreements, methods, programs, and other arrangements sponsored by the Company and all participating Affiliates immediately after the time of the change in control with respect to which deferrals of compensation are treated as having been deferred under a single plan under Treasury Regulation 1.409A-1(c)(2) are terminated and liquidated with respect to each Participant that experienced the change in control, so that under the terms of the termination and liquidation all such
          Participants are required to receive all amounts of compensation deferred under the Plan and other arrangements within 12 months of the date the Company irrevocably takes all necessary action to terminate and liquidate the Plan and other arrangements.

     (iii)The Company's termination and liquidation of the Plan, provided that:

          (A) The termination and liquidation does not occur proximate to a downturn in the financial health of the Company;

          (B) The Company terminates and liquidates all agreements, programs, and other arrangements that would be aggregated under Treasury Regulation ss.1.409A-1(c) if the Participant had deferrals of compensation under all of the agreements, methods, programs, and other arrangements that are terminated and liquidated;

          (C) No payments in liquidation of the Plan are made within 12 months of the date the Company takes all necessary action to irrevocably terminate and liquidate the plan other than payments that would be payable under the terms of the Plan if the action to terminate and liquidate the Plan had not occurred;

          (D) All payments are made within 24 months of the date the Company takes all necessary action to irrevocably terminate and liquidate the Plan; and

          (E) The Company does not adopt a new plan or arrangement that would be aggregated with any terminated and liquidated plan or arrangement under Treasury Regulation ss.1.409A-1(c) if the same Participant participated in both plans or arrangements, at any time within three years following the date the Company takes all necessary action to irrevocably terminate and liquidate the Plan.

     (iv) Such other events and conditions as the Internal Revenue Service may prescribe in generally applicable guidance published in the Internal Revenue Bulletin.

                                    ARTICLE V

                               PLAN ADMINISTRATION


     Section 5.1 Appointment of the Committee. The Committee, or a duly authorized officer or officers of the Company empowered by the Committee to act on its behalf, will be responsible for administering the Plan, and the Committee will be charged with the full power and the responsibility for administering the Plan in all its details.

     Section 5.2  Powers and Responsibilities of the Committee.

(a) Committee Powers. The Committee will have all powers necessary to administer the Plan, including the power to construe and interpret the Plan documents; to decide all questions relating to an individual's eligibility to participate in the Plan; to determine the amount, manner and timing of any distribution of benefits or withdrawal under the Plan; to resolve any claim for benefits in accordance with Article VI, and to appoint or employ advisors, including legal counsel, to render advice with respect to any of the Committee's responsibilities under the Plan. Any construction, interpretation, or application of the Plan by the Committee will be final, conclusive and binding.

(b) Records and Reports. The Committee will be responsible for maintaining sufficient records to determine each Participant's eligibility to participate in the Plan, and for purposes of determining the amount of contributions that may be made on behalf of the Participant under the Plan.

(c) Rules and Decisions. The Committee may adopt such rules as it deems necessary, desirable, or appropriate in the administration of the Plan. All rules and decisions of the Committee will be applied uniformly and consistently to all Participants in similar circumstances. When making a determination or calculation, the Committee will be entitled to rely upon information furnished by a Participant or beneficiary, the Company or the legal counsel of the Company.

(d) Application for Benefits. The Committee may require a Participant or beneficiary to complete and file with it an application for a benefit, and to furnish all pertinent information requested by it. The Committee may rely upon all such information so furnished to it, including the Participant's or beneficiary's current mailing address.

(e) Delegation. The Committee may authorize one or more officers of the Company to perform administrative responsibilities on its behalf under the Plan. Any such duly authorized officer will have all powers necessary to carry out the administrative duties delegated to such officer by the Committee.

     Section 5.3 Liabilities. The individual members of the Committee will be indemnified and held harmless by the Company with respect to any alleged breach of responsibilities performed or to be performed hereunder.

                                   ARTICLE VI

                                 BENEFIT CLAIMS

     While a Participant or beneficiary need not file a claim to receive his benefit under the Plan, if he wishes to do so, a claim must be made in writing and filed with the Committee. If a claim is denied, the Committee will furnish the claimant with written notice of its decision. A claimant may request a review of the denial of a claim for benefits by filing a written request with the Committee. The Committee will afford the claimant a full and fair review of such request.

                                   ARTICLE VII

                              FUNDING AND TRANSFERS

     Section 7.1 Unfunded Status. The Plan will be maintained in such a fashion that at all times for purposes of the Code it will be unfunded and will constitute a mere promise by the Company to make Plan benefit payments in the future. Any and all rights created under this Plan will be unsecured contractual rights against the Company.

     Section 7.2  Trust.  Notwithstanding the  provisions  of Section  7.1,  the
Committee may, in its discretion, satisfy all or any part of the Company's obligations under the Plan from a trust established by the Company in connection with the Plan ("Trust") or from an insurance contract, annuity or similar vehicle owned by the Company or by setting aside and investing amounts deferred under the Plan as an asset of the Company. Any such Trust or other vehicle will constitute solely a means to assist the Company in meeting its promised obligations under the Plan and will not constitute a funded account within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Code, nor will it create a security interest for the benefit of any Participant or beneficiary. Any Trust created hereunder will conform in substantially all respects to the terms of the Model Trust, as described in Revenue Procedure 92-64.

                                  ARTICLE VIII

                      AMENDMENT AND TERMINATION OF THE PLAN

     Section 8.1 Amendment of the Plan. The Company may amend the Plan at any time in its sole discretion. Notwithstanding the foregoing, the Company may not amend the Plan to reduce a Participant's Account balance as determined on the day preceding the effective date of the amendment.

     Section 8.2 Termination of the Plan. The Company may terminate the Plan at any time in its sole discretion. Absent an amendment to the contrary, Plan benefits that had accrued prior to the termination will be paid at the times and in the manner provided for by the Plan at the time of the termination.

                                   ARTICLE IX

                           PARTICIPATION BY AFFILIATES

     Section 9.1 Affiliate Participation. Any Affiliate may adopt the Plan and become a participating Company under the Plan by filing with the Committee:

(a) A certified copy of a resolution of its board of directors to that effect; and

(b) A written document signed by an authorized officer of the Company which indicates the consent of the Company to that action.

     Notwithstanding any provision herein to the contrary, First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., First Merchants Trust Company, N.A., Commerce National Bank and Lafayette Bank and Trust, N.A., shall automatically be participating Affiliates as of the Effective Date.

     Section 9.2 Company Action Binding on Other Employers. As long as the Company is the sponsor of the Plan, it is empowered to act for any other participating Affiliate in all matters relating to the Plan or the Committee.

                                    ARTICLE X

                                 MISCELLANEOUS

     Section 10.1 Governing Law. The Plan shall be construed, regulated and administered according to the laws of the State of Indiana, without reference to that state's choice of law principles, except in those areas preempted by the laws of the United States of America in which case the federal laws will control.

     Section 10.2 Headings and Gender. The headings and subheadings in the Plan have been inserted for convenience of reference only and will not affect the construction of the Plan provisions. In any necessary construction, the masculine will include the feminine and the singular the plural, and vice versa.

     Section 10.3 Withholding of Taxes. The Company will withhold from any amount payable under this Plan all federal, state, city and local taxes as legally required.

     Section 10.4 Spendthrift Clause. No benefit or interest available under the Plan will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of a Participant or a Participant's beneficiary, either voluntarily or involuntarily.

     Section 10.5 Counterparts. This Plan may be executed in any number of counterparts, each one constituting but one and the same instrument, and may be sufficiently evidenced by any one counterpart.

     Section 10.6 No Enlargement of Rights. Nothing contained in the Plan may be construed as a contract of employment between the Company and any person, nor may the Plan be deemed to give any person the right to be retained as a director or limit the right of the Company to dismiss a director.

     Section 10.7 Limitations on Liability. Notwithstanding any other provision of the Plan, neither the Company nor any individual acting as an employee or agent of the Company will be liable to a Participant or any beneficiary for any claim, loss, liability or expense incurred in connection with the Plan, except when the same has been judicially determined to be due to the gross negligence or willful misconduct of that person.

     Section 10.8 Incapacity of Participant or Beneficiary. If any person entitled to receive a distribution under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless a prior claim for the distribution has been made by a duly qualified guardian or other legal representative), then, unless and until a claim for the distribution has been made by a duly appointed guardian or other legal representative of the person, the Committee may provide for the distribution to be made to any other individual or institution then contributing toward or providing for the care and maintenance of the person. Any payment made for the benefit of the person under this Section will be a payment for the account of such person and a complete discharge of any liability of the Company and the Plan.

     Section 10.9 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying on the evidence considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     Section 10.10 Action by Company. Any action required of or permitted by the Company under the Plan will be by resolution of the Board, by the Compensation Committee of the Board, or by a person or persons authorized by resolution of the Compensation Committee or the Board.

     Section 10.11 Severability. In the event any provisions of the Plan are held to be illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and endorsed as if the illegal or invalid provisions had never been contained in the Plan.

     Section 10.12 Information to be Furnished by a Participant. A Participant, or any other person entitled to benefits under the Plan, must furnish the Committee with any and all documents, evidence, data or other information the Committee considers necessary or desirable for the purpose of administering the Plan. Benefit payments under the Plan are conditioned on a Participant (or other person who is entitled to benefits) furnishing full, true and complete data, evidence or other information to the Committee, and on the prompt execution of any document reasonably related to the administration of the Plan requested by the Committee.

     Section 10.13 Binding on Successors. The Plan will be binding upon and inure to the benefit of the Company and its successors and assigns, and the successors, assigns, designees and estates of a Participant. The Plan will also be binding upon and inure to the benefit of any successor organization succeeding to substantially all of the assets and business of the Company, but nothing in the Plan will preclude the Company from merging or consolidating into or with, or transferring all or substantially all of its assets to, another organization which assumes the Plan and all obligations of the Company hereunder. The Company agrees that it will make appropriate provision for the preservation of a Participant's rights under the Plan in any agreement or plan which it may enter into to effect any merger, consolidation, reorganization or transfer of assets. Upon such a merger, consolidation, reorganization, or transfer of assets and assumption of Plan obligations of the Company, the term "Company" will refer to such other organization and the Plan will continue in full force and effect.